UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2019

MS YOUNG ADVENTURE ENTERPRISE, INC.

(Formerly known as AllyMe Holding Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55738	81-4679061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

506 Enterprise Ave, Kitimat BC, Canada	V8C 2E2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(778) 888-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2019, the Board of Directors of the Company unanimously adopted a resolution to amend the Company’s Certificate of Incorporation to change the Company’s name to MS Young Adventure Enterprise, Inc. with immediate effect. Under applicable Delaware law, stockholder approval was not required. The Company then filed an Amendment of its Certificate of Incorporation on Augudst 26, 2019 with the Secretary of State of the State of Delaware, which is effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MS Young Adventure Enterprise, Inc.
(formerly known as AllyMe Holding Inc.)

By:	/s/ Chunxia Jiang
Name:	Chunxia Jiang
Title:	President

Dated: August 26, 2019